UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2013

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

 a)           The annual meeting of the shareholders of American Express Company (the “Company”) was held on April 29, 2013.  The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

(b)

1.            Election of Directors.

	VOTE FOR	VOTES FOR (PERCENT OF SHARES VOTED)	VOTES WITHHELD	VOTES WITHHELD (PERCENT OF SHARES VOTED)	BROKER NON-VOTES
Charlene Barshefsky	803,970,796	93.22%	58,518,875	6.78%	89,775,110
Ursula M. Burns	848,259,482	98.35%	14,230,189	1.65%	89,775,110
Kenneth I. Chenault	835,662,854	96.89%	26,826,817	3.11%	89,775,110
Peter Chernin	851,778,484	98.76%	10,711,187	1.24%	89,775,110
Anne Lauvergeon	858,326,194	99.52%	4,163,477	0.48%	89,775,110
Theodore J. Leonsis	851,230,138	98.69%	11,259,533	1.31%	89,775,110
Richard C. Levin	859,760,942	99.68%	2,728,729	0.32%	89,775,110
Richard A. McGinn	810,322,461	93.95%	52,167,210	6.05%	89,775,110
Samuel J. Palmisano	859,803,375	99.69%	2,686,296	0.31%	89,775,110
Steven S Reinemund	854,934,646	99.12%	7,555,025	0.88%	89,775,110
Daniel L. Vasella	859,299,189	99.63%	3,190,482	0.37%	89,775,110
Robert D. Walter	846,418,240	98.14%	16,071,431	1.86%	89,775,110
Ronald A. Williams	859,756,481	99.68%	2,773,190	0.32%	89,775,110
Peter W. Lindner	11	0.00%	862,489,660	100.00%	89,775,110

In a contested election, the Director nominees who receive the plurality of votes cast are elected as Directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to the Board of Directors (the “Board”), regardless of whether they receive a majority of votes cast.  An election is considered contested under Section 6.3 of the Company’s certificate of incorporation if there are more nominees than positions on the Board to be filled at the meeting of shareholders as of the fourteenth day prior to the date on which the Company files its definitive proxy statement with the Securities and Exchange Commission.  For the election of Directors at the annual meeting of shareholders, based on a shareholder notice that the Company had received, there were more nominees than the number of Directors to be elected, and therefore, plurality voting governed the election of directors.

The shareholders elected all 13 of the Company’s nominees for director. Mr. Peter W. Lindner, a shareholder who nominated himself under the Company’s By-Laws as a candidate for director at the 2013 Annual Meeting, was not elected as a director of the Company.

All 13 of the Company’s nominees for director received over a majority of votes cast.

 2.           Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013 were as follows:

VOTES FOR	VOTES FOR (PERCENT OF SHARES VOTED)	VOTES AGAINST	VOTES AGAINST (PERCENT OF SHARES VOTED)	ABSTENTIONS	BROKER NON-VOTES
946,592,349	99.56%	4,169,704	0.44%	1,502,728	-0-

3.           Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	VOTES FOR (PERCENT OF SHARES VOTED)	VOTES AGAINST	VOTES AGAINST (PERCENT OF SHARES VOTED)	ABSTENTIONS	BROKER NON-VOTES
763,539,234	89.39%	90,647,829	10.61%	8,302,608	89,775,110

4.           Votes on a shareholder proposal presented at the meeting relating to separation of Chairman and CEO roles were as follows:

VOTES FOR	VOTES FOR (PERCENT OF SHARES VOTED)	VOTES AGAINST	VOTES AGAINST (PERCENT OF SHARES VOTED)	ABSTENTIONS	BROKER NON-VOTES
195,187,663	22.69%	664,889,963	77.31%	2,412,045	89,775,110

5.           Votes on a shareholder proposal introduced from the floor by Mr. Peter W. Lindner relating to the American Express Code of Conduct were as follows:

VOTES FOR	VOTES FOR (PERCENT OF SHARES VOTED)	VOTES AGAINST	VOTES AGAINST (PERCENT OF SHARES VOTED)	ABSTENTIONS	BROKER NON-VOTES
11	0.00%	862,489,660	100.00%	-0-	89,775,110

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  May 2, 2013